Member FDIC

Exhibit 99.2

SouthernFirst

SECOND QUARTER 2025 INVESTOR PRESENTATION

July 22, 2025

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Summerville
Charleston
Atlanta
GEORGIA

CORPORATE PROFILE

Authentic relationship banking with 25 years of service excellence

- $4.3 Billion – Total Assets
- $3.7 Billion – Total Loans
- $3.6 Billion – Total Deposits
- Solid Balance Sheet / Capital Levels
  - Tier 1 RBC of 11.11%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.27%
  - NCOs of 0.01%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~300 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

PERFORMANCE SUMMARY

Earnings Per Share


$0.37
$0.54
$0.70
$0.65
$0.81
$0.16 / 25% QoQ and $0.44 / 119% YoY increase
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Return on Average Assets


0.29%
0.43%
0.54%
0.52%
0.63%
11 bp QoQ and 34 bp YoY increase
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Net Interest Margin


1.98%
2.08%
2.25%
2.41%
2.50%
9 bp QoQ and 52 bp YoY increase
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Book Value Per Share


$39.09
$40.04
$40.47
$41.33
$42.23
$0.90 / 9% QoQ (annualized) and $3.14 / 8% YoY increase
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Note: Quarter-over-Quarter (QoQ) results are annualized for dollar values

PERFORMANCE SUMMARY



Total Revenue
$27.1
$28.1
$25.8
$22.5
$21.6
$22.1
$21.4
$21.3
$23.1
$23.8
$25.2
$26.5
$28.6
$28
$27
$26
$25
$24
$23
$22
$21
$20
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25

- Revenue in the second quarter of 2025 was at a historically high level
- Revenue growth since 2024 has been fueled by a combination of solid, high-quality growth and pricing discipline on both sides of the balance sheet

INVESTMENT CONSIDERATIONS

Located in dynamic, high growth **southeastern metro markets**

Culture of **exceptional long-term relationship banking**

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Solid capital ratios with **consistent tangible book value growth**

Experienced management team with **success operating through cycles**

HIGH-GROWTH METRO MARKETS


SFST's % of Total Deposits
Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

MSA	Year Entered	Offices	SFST's % of Total Deposits	2025 Population (Actual)	'20 - '25 Pop. Change %	'25 - '30 Proj. Pop. Growth	'25 - '30 Proj. HHI. Growth %
Greenville, SC	2000	4	48.72%	1,001,499	7.9	6.4	6.3
Charleston, SC [1]	2012	3	19.96%	876,962	9.7	7.4	10.1
Atlanta, GA	2017	1	12.19%	6,421,346	5.2	4.4	7.7
Columbia, SC	2007	1	9.16%	874,647	5.5	4.6	7.7
Raleigh, NC	2016	1	5.37%	1,555,961	10.0	7.4	11.8
Greensboro, NC	2018	1	3.04%	798,793	2.9	2.7	7.0
Charlotte, NC	2021	1	1.58%	2,822,670	8.7	6.6	10.3
MSA Totals		**12**		**14,411,878**			
Wtd. Avg. SFST MSAs					**7.7**	**6.1**	**7.7**
National Average					**1.2**	**2.4**	**8.8**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018

FINANCIAL HIGHLIGHTS – Q2 2025

- Diluted earnings per common share of $0.81, up $0.16, or 25%, from Q1 2025, and $0.44, or 119%, compared to Q2 2024
- Net interest margin of 2.50%, compared to 2.41% for Q1 2025 and 1.98% for Q2 2024
- Total loans of $3.7 billion, up 7% (annualized) from Q1 2025; core deposits of $2.9 billion, up 7% (annualized) from Q1 2025
- Nonperforming assets to total assets of 0.27% and past due loans to total loans of 0.14%
- Book value per common share of $42.23 increased 9% (annualized) from Q1 2025 and 8% compared to Q2 2024; Tangible Common Equity (TCE) ratio of 8.02%

LOAN & DEPOSIT COMPOSITION



Construction
0.7%
Other
1.0%
Home equity
6.3%
Owner occupied RE
18.3%
Real estate
31.1%
Total Loans*
$3.75 Billion
Non-owner occupied RE
25.1%
Business
15.7%
Construction
1.8%
Commercial, 60.9%
Consumer, 39.1%



Wholesale CDs
15.4%
Non-Interest Bearing Checking
20.9%
Retail CDs
11.1%
Total Deposits
$3.64 Billion
Interest-Bearing Checking 9.4%
Savings
0.9%
Money Market
42.3%

*Total loans excludes mortgage loans held for sale.

ASSET QUALITY

Accruing loans 30 days or more past due/loans*



0.25%
0.26%
0.33%
0.31%
0.03%
0.04%
0.30%
0.35%
0.34%
0.30%
0.18%
0.27%
0.14%
0.06%
0.09%
2021
2022
2023
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
SFST
KRX Index

- NPA ratio was consistent with past quarters, showing no new credit quality concerns
- Credit performance remains favorable to peers
- Past due loans are monitored and well-managed at 0.14% of total loans

Net charge-offs (recoveries)/average loans* (QTD Annualized)



0.16%
0.06%
0.05%
0.00%
-0.05%
0.18%
0.17%
0.21%
0.18%
0.11%
0.00%
0.00%
0.00%
0.01%
2021
2022
2023
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
SFST
KRX Index

Nonperforming assets/total assets



0.23%
0.19%
0.28%
0.17%
0.07%
0.10%
0.37%
0.39%
0.41%
0.43%
0.27%
0.28%
0.27%
0.26%
0.27%
2021
2022
2023
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
SFST
KRX Index

*Excludes mortgage loans held for sale. Source: S&P Global Markets.

OFFICE PORTFOLIO

Non-Owner Occupied Office Exposure


$51 million
$45 million
$141 million
Medical Office
Office - Multiple Tenant
Office - Single Tenant

Q2 2025 Portfolio Characteristics	
Total Credit Exposure	$237 million
% of Total Loans	5.4%
Average Loan Size	$1.4 million
Median Loan Size	$668 thousand
Largest Loan Size	$10.0 million
30+ Days Past Due	None
Special Mention	None
Substandard Accruing	$79,571
Nonaccruals	$79,571

BALANCE SHEET TRENDS



Total Loans
$ in billions
$1.39
$1.39
$1.40
$1.43
$1.46
7.76%
7.42%
7.22%
7.08%
7.07%
5.14%
5.21%
5.18%
5.20%
5.28%
$2.23
$2.23
$2.24
$2.25
$2.28
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Commercial Loans
Consumer Loans
Loan Yield
New Production



Retail Deposits
$ in billions
4.16%
4.00%
$0.96
$0.96
$0.97
$1.00
$0.99
3.36%
3.33%
3.17%
2.94%
2.83%
2.54%
2.41%
2.42%
$1.97
$1.90
$1.86
$1.97
$2.04
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Commercial
Consumer
Deposit Cost
New Production

- Both loan and deposit growth in 2025 were significant increases over 2024, as we effectively executed our strategies
  - Total loan growth was 7% (annualized) for Q2 2025 and 6% (annualized) for YTD 2025
  - Retail deposit growth was 7% (annualized) for Q2 2025 and 13% (annualized) for YTD 2025
- Loan yield has remained relatively stable; run-off has been offset with loan production at higher yields
- Retail deposit rates decreased 52bps from 2.94% in Q2 2024 to 2.42% in Q2 2025
- Funding costs have been actively managed through strategic deposit initiatives based on lower pricing opportunities

Note: Total loans excludes mortgage loans held for sale

BALANCE SHEET REPRICING OPPORTUNITIES



Fixed Rate Loan Repricing <6%
$ in millions
$111
$98
$109
$106
$354
$309
4.23%
3.67%
3.86%
3.87%
3.87%
4.34%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Year 2
Year 3
Principal Balance
WAR
Year 2 = Q3 2026-Q2 2027
Year 3 = Q3 2027-Q2 2028



Time Deposit Contractual Maturities
$ in millions
$136
$78
$137
$85
$49
$73
$16
$97
$10
$83
4.35%
4.27%
4.19%
4.41%
4.14%
4.13%
4.00%
3.77%
3.47%
2.32%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Retail CDs
Wholesale CDs
Weighted Avg Rate - Retail CDs
Weighted Avg Rate - Wholesale CDs

- Balance sheet is well-positioned for the current interest rate and business environment
  - We expect $2.3 billion in deposits will reprice through the remainder of 2025; approximately $1.2 billion in assets will reprice
- We expect that by year end 2027, nearly $1.0 million or one-half of fixed loans < 6% will contractually reprice at substantially higher rates
- Non-contractual loan payoffs were approximately $65 million at 4% year-to-date 2025, which adds to the velocity of repricing not reflected in the charts, above
- We are strategically and proactively lowering deposit rates for certain products on a regular basis during each quarter

*Loan repricing includes scheduled amortization, prepayments, and rate resets.

NONINTEREST INCOME AND EXPENSE


Noninterest Income
$ in thousands
$206
$384
$587
$423
$1,923
$271
$401
$599
$455
$1,449
$242
$407
$607
$499
$1,024
$197
$402
$552
$539
$1,424
$199
$413
$586
$567
$1,569
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Mortgage Banking
Service Fees
ATM/Debit Card Fees
Bank Owned Life Insurance
Other


Noninterest Expense/Avg Assets
2.06%
2.08%
2.08%
2.10%
1.81%
1.75%
1.78%
1.87%
1.86%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Noninterest expense/Avg Assets
KRX Median

- Our business model with fewer banking offices has allowed us to operate more efficiently than peers
  - 12 banking offices
  - 300 associates

MORTGAGE ACTIVITY TRENDS



Mortgages Closed
$ in millions
2.5%
2.5%
2.1%
2.6%
2.3%
$82
$65
$57
$49
$53
$41
$71
$42
$81
$56
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Mortgages closed
Loans sold
Gain on sale %



Mortgage Locks – Purchase vs. Refinance
95%
5%
94%
6%
88%
12%
86%
14%
88%
12%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Purchase
Refinance

- Closings increased to $81 million compared to $71 million in Q1 2025 and $82 million in Q2 2024
- Sold $56 million loans in Q2 2025, compared to $42 million sold in Q1 2025 and $65 million in Q2 2024
- Purchase volume remained the primary driver of originations at 88% of the total in Q2 2025

CAPITAL RATIOS

Holding Company Capital Ratios: (1)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024
Total risk-based capital ratio	**12.63%**	12.69%	12.70%	12.61%	12.77%
Tier 1 risk-based capital ratio	**11.11%**	11.15%	11.16%	10.99%	10.80%
Leverage ratio	**8.73%**	8.79%	8.55%	8.50%	8.27%
Common equity tier 1 ratio (2)	**10.71%**	10.75%	10.75%	10.58%	10.39%
Tangible common equity (3)	**8.02%**	7.88%	8.08%	7.82%	7.76%

- Regulatory capital ratios have steadily increased on average and can support desired stability and growth
- Repaid $11.5 million of subordinated debt during Q3 2024 to mitigate the negative impact from an impending increase to a higher floating rate
  - The debt instrument is approaching maturity, resulting in diminishing tier 2 capital treatment

(1) June 30, 2025 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FOCUSED ON PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Continue to strengthen the balance sheet through high-quality, profitable growth and capital accretion
- Balance current earnings improvement decisions with long-term balance sheet management considerations
- Execute on prudent action steps to increase net interest margin and maintain expense discipline
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan-to-deposit ratio

Strategic Opportunities

- Focused on growing core deposits and increasing loan relationships with the prudent underwriting standards we are known for
- Remain consistent to our philosophy of relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in strong career satisfaction

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Lead and operate with **wisdom and clarity**

Member FDIC

SouthernFirst